Putnam
California
Tax Exempt
Income Fund

SEMIANNUAL REPORT

March 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Putnam California Tax Exempt Income Fund has found other ways to keep making money. . . . [Manager Bill] Reeves' goal is to find multiple opportunities -- including yield-curve and credit plays."

               --  Morningstar Mutual Funds, November 30, 1997

* "California's economy now shows increasing strength. The state projects 6.3% personal income growth versus 5.3% growth for the nation."

               -- Standard & Poor's CreditWeek Municipal, February 23, 1998

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

11 Portfolio holdings

19 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[Copyright] Karsh, Ottawa

Dear Shareholder:

The financial troubles in Asia continued to dominate the capital markets during the first half of Putnam California Tax Exempt Income Fund's fiscal year, pushing aside worries that the continued strength in the U.S. economy would have inflationary implications. The rush of funds to the safety of the U.S. bond market did drive yields on most bonds, including municipals, lower -- and their prices higher.

The Federal Reserve Board kept close watch on these events as you might expect. But in the end, the Fed remained on the sidelines, apparently content that the economic engine was still sufficiently under control.

In this environment, Fund Manager William Reeves continued to focus on maintaining a high level of current tax-free income, consistent with capital preservation. In the following report, Bill discusses his strategy during the six months ended March 31, 1998, and looks at prospects for the fiscal year's second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 20, 1998



Report from the Fund Manager
William H. Reeves

California municipal bondholders have continued to enjoy ideal investment conditions -- increasing economic strength, minimal inflation, and stable interest rates. Putnam California Tax Exempt Income Fund capitalized on this environment, emphasizing attractive, durable levels of tax-exempt income, credit-driven opportunity, and high standards of quality. For the six months ended March 31, 1998, your fund's class A shares generated a total return of 3.51% at net asset value (-1.36% at public offering price). Results for class B and class M shares, as well as performance details for longer periods, can be found on page 8.

* ONGOING FAVORABLE TRENDS

The nation's steady economic growth, accompanied by low inflation, continued to set the stage for a positive atmosphere in the tax-exempt market over the past six months. Interest rates moved within a narrow range and sustained historically low levels. The economy's strong performance generated higher tax revenues, strengthening municipal balance sheets and helping to generate the first federal budget surplus in nearly 30 years.

In California, the investment climate for municipal bonds was characterized by economic growth that outpaced that of the nation, by continued improvement in the state's financial operations, and by favorable supply and demand factors. While the Asian situation slowed the state's economy, the impact thus far has been minimal and has been offset largely by trade expansion with Canada and Mexico as well as by benefits associated with NAFTA. Employment remained strong -- the number of California jobs has surpassed levels reached prior to the state's recession in the early 1990s. Employment in the aerospace industry is back to an all-time high and other sectors such as entertainment, construction, high technology, and agriculture continue to improve.

* STRATEGY SEEKS TO MAXIMIZE INCOME AND TOTAL RETURN

In this environment, we emphasized relative value and credit selection and de-emphasized interest-rate management. The low interest rate, minimal inflation atmosphere that has stimulated economic growth and spurred employment has also created a double-edged sword for income-oriented investors. As interest rates have fallen, building and sustaining attractive levels of portfolio income have become an increasingly greater challenge. Our investment strategy focused on meeting this challenge. A common theme was to improve call protection. By investing in bonds with long call dates, we secured the bond's income stream for the longest period possible before the bonds could be called away from the portfolio by the bond's issuer.

The yields on lower-rated bonds moved closer to those of higher-rated bonds during the reporting period, continuing the trend investors call spread compression. Because lower-rated bonds offered little additional yield compared to their higher-rated counterparts, in our opinion, higher-rated bonds most often provided better relative value. We continued to invest nearly two thirds of the fund in bonds rated Aaa.

There are exceptions to every rule, however, and such was the case with a bond that represented credit-driven opportunity. One of the top-performing bonds during the period was issued by the city of Vallejo for Marine World Foundation. This bond has recently strengthened as a credit and benefited from spread compression. When our research team discovered this project, uncertainties regarding the development of management plans had driven some investors away from participation. Recognizing potential difficulties, our research team looked closer and after intense investigation and analysis, became confident that plans would proceed as expected. We invested in the project. The project's new management team later injected a substantial amount of equity for Marine World Foundation to undergo extensive improvements and expansion. Through our in-depth research, the portfolio secured an attractive 7.20% coupon, an improving credit and attractive price appreciation.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Water and sewerage            23.1%

Utilities                     12.9%

Transportation                12.6%

Health care                   10.4%

Education                      4.0%

Footnote reads:
*Based on net assets as of 3/31/98. Holdings will vary over time.

While we emphasized quality and credit selection, we maintained a conservative interest-rate posture. Interest rates moved within a narrow range, providing less opportunity to benefit from the price appreciation associated with falling long-term interest rates. Also, we are cautious regarding their direction over the longer term. The Asian situation has had a dramatic impact on interest rates around the world, keeping interest rates in the United States particularly low. We believe these same factors may cause them to fall somewhat lower over the near term. However, in light of the historically low levels to which they have fallen and the strength of the economy, we believe that over the longer term, the odds favor higher interest rates. With this scenario, our strategies have been designed to focus on income and make the fund less sensitive to interest-rate changes.

* FAVORABLE OUTLOOK FOR CALIFORNIA MUNICIPAL BONDS

Looking ahead, we believe that many of the favorable trends that have pushed California municipal bond prices higher will continue. We expect ongoing strength in employment and the California economy to breed solid income growth and steady demand for tax-exempt bonds. We also anticipate a more balanced supply and demand picture as we head farther into 1998. During the year's first quarter -- typically a slow period for new supply -- California bond issuance rose to $8 billion as municipalities accelerated financings to take advantage of low interest rates. We believe this heavy supply will moderate as we head into the second quarter, lending support to bond prices.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A          - 11.3%

Aa         - 11.9%

Aaa        - 56.7%

Short-term - 5.5%

Ba         - 4.8%

Baa        - 9.8%

Footnote reads:
*As a percentage of market value as of 3/31/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

We also believe in the long-term value that an income-oriented investment provides to a well-rounded portfolio. This is particularly true in light of the high taxable-equivalent yields that municipal bonds currently offer. Historically generating 84% of the yield of a U.S. Treasury bond with a similar maturity, Aaa-insured municipal bond yields now produce 90% of the yield of their taxable counterparts. This taxable yield becomes particularly attractive in a higher tax state, such as California. Furthermore, real interest rates -- or the rate received by the investor when inflation is removed -- also remain high by historical standards because inflation continues to be so low.

We are optimistic regarding trends and new possibilities for credit-driven opportunity for California municipal bondholders and look forward to taking advantage of this potential over the second half of fiscal 1998.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam California Tax Exempt Income Fund is designed for investors seeking high current income free from federal and California income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 3/31/98

                               Class A         Class B         Class M
(inception date)              (4/29/83)       (1/4/93)        (2/14/95)
                             NAV    POP      NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                    3.51%  -1.36%   3.18%  -1.83%   3.36%   0.02%
------------------------------------------------------------------------------
1 year                     10.47    5.19    9.76    4.76   10.14    6.58
------------------------------------------------------------------------------
5 years                    36.59   30.06   32.17   30.17   34.24   29.90
Annual average              6.43    5.40    5.74    5.41    6.07    5.37
------------------------------------------------------------------------------
10 years                  121.86  111.32  104.91  104.91  112.84  105.91
Annual average              8.29    7.77    7.44    7.44    7.85    7.49
------------------------------------------------------------------------------
Life of fund              250.06  233.42  210.08  210.08  227.62  216.96
Annual Average              8.76    8.41    7.88    7.88    8.28    8.04
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/98

                                          Lehman Bros.
                                        Municipal Bond    Consumer
                                            Index       Price Index
------------------------------------------------------------------------------
6 months                                     3.89%         0.62%
------------------------------------------------------------------------------
1 year                                      10.72          1.38
------------------------------------------------------------------------------
5 years                                     39.15         12.95
Annual average                               6.83          2.47
------------------------------------------------------------------------------
10 years                                   122.94         39.23
Annual average                               8.35          3.37
------------------------------------------------------------------------------
Life of fund                               266.21         64.50
Annual average                               9.09          3.39
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 3/31/98

                             Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)          6               6               6
------------------------------------------------------------------------------
Income                      $0.221507       $0.192783       $0.208117
------------------------------------------------------------------------------
Capital gains1
------------------------------------------------------------------------------
Long-term                     0.030           0.030           0.030
------------------------------------------------------------------------------
Short-term                    0.011           0.011           0.011
------------------------------------------------------------------------------
Total                       $0.262507       $0.233783       $0.249117
------------------------------------------------------------------------------
Share value:               NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
9/30/97                   $8.71   $9.14       $8.70       $8.70   $8.99
------------------------------------------------------------------------------
3/31/98                    8.75    9.19        8.74        8.74    9.03
------------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------------
Current dividend
rate2                      4.84%   4.61%       4.19%       4.54%   4.39%
------------------------------------------------------------------------------
Taxable equivalent3        8.84    8.42        7.65        8.29    8.01
------------------------------------------------------------------------------
Current 30-day SEC
yield4                     4.68    4.46        4.01        4.38    4.23
------------------------------------------------------------------------------
Taxable equivalent3        8.54    8.14        7.32        8.00    7.72
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 45.22% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Portfolio of investments owned
March 31, 1998 (Unaudited)


Key to Abbreviations

AMBAC      - AMBAC Indemnity Corporation
COP        - Certificate of Participation
FGIC       - Financial Guaranty Insurance Company
FHA Insd.  - Federal Housing Administration Insured
FNMA Coll. - Federal National Mortgage Association Collateralized
FRB        - Floating Rate Bonds
FSA        - Financial Security Assurance
G.O. Bonds - General Obligation Bonds
IFB        - Inverse Floating Rate Bonds
IF COP     - Inverse Floating Rate Certificate of Participation
LOC        - Letter of Credit
MBIA       - Municipal Bond Investors Assurance Corporation
VR COP     - Variable Rate Certificate of Participation
VRDN       - Variable Rate Demand


MUNICIPAL BONDS AND NOTES (100.2%) *
PRINCIPAL AMOUNT                                                             RATINGS**                 VALUE

California (98.8%)
------------------------------------------------------------------------------------------------------------
    $16,000,000  Anaheim, IF COP, MBIA, 8.87s, 7/16/23                         Aaa               $19,580,000
     24,000,000  Anaheim, Pub. Fin. Auth. IFB, MBIA, 9.242s,
                   12/28/18                                                    Aaa                30,450,000
     30,275,000  Berkeley, Hlth. Fac. Rev. Bonds
                   (Alta Bates Med. Ctr.), Ser. A, 6.55s, 12/1/22              Baa                33,832,313
     10,000,000  Beverly Hills, COP (Civic Ctr. Impt.),
                   6 3/4s, 6/1/19                                              AA-                10,450,000
                 CA Edl. Fac. Auth. Rev. Bonds
     15,745,000    (U. of Southern CA), Ser. B, 6 3/4s, 10/1/15                Aa3                16,709,381
      8,000,000    (Stanford U.), Ser. O, 5 1/8s, 1/1/31                       Aaa                 7,720,000
                 CA Hlth. Fac. Auth. Rev. Bonds
      2,000,000    (Summit Med. Ctr.), Ser. A, 7.6s, 5/1/15                    Baa                 2,118,920
     12,335,000    (Summit Med. Ctr.), Ser. B, 7.6s, 5/1/15                    Baa                13,068,439
      9,000,000    (CedarKnoll), Ser. B, 7 1/2s, 8/1/20                        A+                  9,742,500
      7,590,000    (Summit Med. Ctr.), Ser. B, 7 1/2s, 5/1/09                  Baa                 8,033,408
     10,000,000    (Mercy Hlth. Syst.), Ser. C, MBIA, 7 1/4s, 7/1/15 #         Aaa                10,600,000
     21,000,000    (Catholic Healthcare West.), Ser. A, AMBAC,
                   5s, 7/1/21                                                  Aaa                20,291,250
      7,400,000  CA Hlth. Fac. Auth. VRDN (Sutter Hlth.), Ser. A,
                   3.8s, 3/1/20 (Morgan Guaranty Tr. (LOC))                    VMIG1               7,400,000
     35,385,000  CA Hlth. Fac. Fin. Auth. IFB, stepped-coupon,
                   Ser. B, MBIA, 4.625s, (5s, 1/1/99), 7/1/14 ++               AAA                34,633,069
     14,350,000  CA Housing Fin. Agcy. IFB, FHA Insd.,
                   8.945s, 8/1/23                                              Aa                 16,753,625
                 CA Poll. Control Fin. Auth. VRDN
      1,100,000    (Southern CA Edison), Ser. A, 3.9s, 2/28/08                 VMIG1               1,100,000
      2,000,000    (Southern CA Edison), Ser. B, 3.9s, 2/28/08                 VMIG1               2,000,000
      1,700,000    (Pacific Gas & Elec.), Ser. F, 3.7s, 11/1/26
                   (Banque Nationale Paris (LOC))                              A1                  1,700,000
     10,290,000  CA Poll. Control Fin. Auth. Solid Waste Disp.
                   Rev. Bonds (Keller Canyon Landfill Co.),
                   6 7/8s, 11/1/27                                             A                  11,357,588
     38,525,000  CA Pub. Cap. Impt. Fin. Auth. Rev. Bonds
                   (Jt. Pwrs. Agcy.), Ser. B, MBIA, 8.1s, 3/1/18               Aaa                40,055,984
      6,500,000  CA Special Dist. Fin. Auth. COP, Ser. A,
                   8 1/2s, 7/1/18                                              Baa                 6,686,940
     74,200,000  CA State FRB, 6.119s, 9/1/12                                  A1                 84,309,750
                 CA State G.O. Bonds
     10,000,000    AMBAC, 6 1/2s, 9/1/06                                       Aaa                11,562,500
     24,365,000    6s, 2/1/10                                                  A1                 27,410,625
     16,365,000    6s, 10/1/08                                                 A1                 18,451,538
     14,700,000    6s, 2/1/08                                                  A1                 16,464,000
     16,545,000    AMBAC, 5 1/2s, 4/1/11                                       Aaa                17,827,238
     36,570,000    5 1/2s, 10/1/07                                             A1                 39,769,875
     26,570,000    5 1/2s, 10/1/06                                             A1                 28,762,025
     10,000,000    (Veterans), Ser. BH, 5.4s, 12/1/14                          A1                 10,025,000
     10,000,000    (Veterans), Ser. BH, 5.35s, 12/1/13                         A1                 10,025,000
     10,000,000    (Veterans), Ser. BH, 5 1/4s, 12/1/12                        Aaa                10,087,500
     25,460,000    MBIA, 5s, 11/1/22                                           Aaa                24,759,850
     20,800,000    Ser. 33, MBIA, zero %, 10/1/11                              A1                 10,868,000
     60,000,000    Ser. 27, MBIA, zero %, 9/1/11                               A1                 31,500,000
     25,500,000  CA State Rev. Bonds, FGIC, 8s, 11/1/07                        Aaa                31,779,375
     24,200,000  CA State Dept. Wtr. Resources IFB
                   (Central Valley), 10.122s, 12/1/12
                   (acquired 10/23/97, cost $25,632,450) [DBL. DAGGER]         Aa2                36,027,750
     25,000,000  CA State Dept. Wtr. Resources Rev. Bonds
                   Ser. O, MBIA, 4 3/4s, 12/1/29                               Aaa                23,250,000
                 CA State Econ. Dev. Fin. Auth. VRDN
      2,300,000    (KQED, Inc.), 3.4s, 4/1/20                                  A+                  2,300,000
      1,900,000    (Volk Enterprises), 3.35s, 6/1/21                           A-1+                1,900,000
                 CA State Pub. Wks. Board Lease Rev. Bonds
     20,690,000    (U. of CA), Ser. A, 7s, 9/1/15                              Aaa                22,500,375
     24,000,000    (Dept. of Corrections-State Prisons),
                   Ser. A, 7s, 9/1/09                                          Aaa                26,100,000
     28,000,000    (Dept. of Corrections-State Prisons), Ser. A,
                   MBIA, 6 1/2s, 9/1/17                                        Aaa                33,355,000
     59,000,000    (Dept. of Corrections-State Prisons), Ser. A,
                   6.48s, 9/1/19                                               Aaa                64,752,500
     10,105,000    Ser. A, AMBAC, 5.8s, 1/1/13                                 Aaa                10,888,137
     33,500,000    (Dept. of Corrections-State Prisons), Ser. A,
                   AMBAC, 5s, 12/1/19                                          Aaa                33,081,250
     18,000,000  CA State U. IFB, AMBAC, 9.883s, 11/1/21
                   (acquired 10/30/97, cost $18,428,834) [DBL. DAGGER]         Aaa                21,172,500
                 CA Statewide Cmnty. Dev. Auth. COP
     10,000,000    (Childrens Hosp.), MBIA, 4 3/4s, 6/1/21                     Aaa                 9,337,500
     10,000,000    (Northern CA Retired Officers),
                   VR COP 4.1s, 6/1/26                                         VMIG1              10,000,000
     14,000,000  Castaic Lake, Wtr. Agcy. COP (Wtr. Syst. Impt.),
                   MBIA, 7 1/8s, 8/1/16                                        Aaa                15,242,500
     32,000,000  Chino Basin, Regl. Fin. Auth. Rev. Bonds, AMBAC,
                   5 3/4s, 8/1/22                                              Aaa                33,880,000
                 Commerce Redev. Agcy. Rev. Bonds (No. 1),
                   Ser. 91-A
      8,845,000    7 1/4s, 8/1/21                                              BBB-                9,453,094
     68,280,000    zero %, 8/1/1921                                            BBB-               18,862,350
     35,000,000  Contra Costa, Home Mtge. Fin. Auth. Rev. Bonds,
                   MBIA, zero % 9/1/17                                         Aaa                12,512,500
                 Contra Costa, Wtr. Dist. Rev. Bonds, Ser. G, MBIA,
     36,915,000    5s, 10/1/26                                                 Aaa                35,807,550
     45,000,000    5s, 10/1/24                                                 Aaa                43,706,250
     10,000,000  Corona, COP (Vista Hosp. Syst.), Ser. B,
                   9 1/2s, 7/1/20                                              B/P                11,975,000
     15,000,000  Duarte, COP (City of Hope Med. Ctr.),
                   6 1/8s, 4/1/13                                              Baa1               15,768,750
     23,850,000  East Bay, Muni. Util. Dist. Rev. Bonds (Wastewtr.
                   Treatment), FGIC, 4 3/4s, 6/1/21                            Aaa                22,419,000
     10,725,000  El Camino, Hosp. Dist. Rev. Bonds, Ser. A, AMBAC,
                   6 1/4s, 8/15/17                                             Aaa                12,132,656
                 Foothill/Eastern Trans. Corridor Agcy. Rev. Bonds
                   (CA Toll Roads), Ser. A,
     34,150,000    6 1/2s, 1/1/32                                              Baa                36,924,688
     38,875,000    6s, 1/1/34                                                  Baa                40,430,000
     31,945,000    5s, 1/1/35                                                  Baa                29,509,194
     11,460,000  Fresno, Unified Sch. Dist. COP, 7 1/4s, 3/1/07                A3                 12,606,000
                 Indio, Multi-Fam. VRDN
      1,900,000    (Carreon), Ser. A, 3.45s, 8/1/26
                   (Redlands Federal Bank (LOC))                               A-1                 1,900,000
      2,285,000    (Western Federal Savings), 3.45s, 6/1/05
                   (Wells Fargo & Co. (LOC))                                   A-1                 2,285,000
                 Irvine, Impt. Bd. VRDN
     17,000,000    (Assmt. Dist. No. 97-16), 3.235s, 9/2/22                    VMIG1              17,000,000
     16,200,000    (Assmt. Dist. No. 94-13), 3s, 9/2/22                        VMIG1              16,200,000
                 Irvine Ranch, Wtr. Dist. VRDN
      7,400,000    (Dist. Nos. 105-250-290), 3.8s, 8/1/16                      VMIG1               7,400,000
      8,600,000    (Cons. Bonds), Ser. B, 3.75s, 10/1/09                       A-1+                8,600,000
      6,400,000    2.83s, 1/1/21                                               VMIG1               6,400,000
      6,600,000    2s, 9/1/06                                                  VMIG1               6,600,000
      8,500,000  Irvine Ranch, Wtr. Dist. VR COP (Cap. Impt.),
                   3.8s, 8/1/16                                                VMIG1               8,500,000
                 Irvine Ranch, Wtr. Dist. Jt. Pwr. Agcy.
                   Rev. Bonds (Issue II)
     61,500,000    FNMA Coll., 8 1/4s, 8/15/23                                 A+                 62,413,890
     23,000,000    8.2s, 8/15/08                                               A+                 23,337,640
      2,000,000  Kings Cnty., Multi-Fam. Hsg. VRDN
                   (Edgewater Isle Apts), Ser. A, 3.4s, 6/1/07                 VMIG1               2,000,000
      6,000,000  Local Govt. Fin. Joint Pwr. Auth. Rev. Bonds
                   (Anaheim Redev. Agcy.), Ser. A, 8.2s, 9/1/15                AAA/P               6,229,380
                 Los Angeles Cnty., CA Pub. Wks. Fin. Auth.
                   Rev Bonds, Ser. A, AMBAC,
      7,000,000    5 1/2s, 10/1/10                                             Aaa                 7,498,750
      8,000,000    5 1/2s, 10/1/09                                             Aaa                 8,600,000
      9,000,000    5 1/2s, 10/1/08                                             Aaa                 9,742,500
      1,500,000  Los Angeles Cnty., Cmnt. Dev. Comm. IF COP
                   (Willowbrook), 3.4s, 11/1/15                                A+                  1,500,000
     15,000,000  Los Angeles Cnty., Dept. Wtr. & Elec. Pwr. Auth.
                   Rev. Bonds, Ser. A, MBIA, 7 1/4s, 9/15/30                   Aa3                16,387,500
     12,150,000  Los Angeles Cnty., Metro. Trans. Auth. Sales Tax
                   Rev. Bonds, Ser. A (2nd Ser.), AMBAC, 5s, 7/1/25            Aaa                11,800,688
     26,235,000  Los Angeles Cnty., Pension Authority COP, Ser. A,
                   6.9s, 6/30/08                                               Aaa                31,482,000
     15,235,000  Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev. Bonds
                   Ser. A, MBIA, 5 3/4s, 9/1/07                                Aaa                16,739,456
     13,000,000  Los Angeles Cnty., Sanitation Dist. Fin. Auth. Rev.
                   Bonds (Capital), Ser. A, MBIA, 5s, 10/1/23                  Aaa                12,545,000
     21,530,000  Los Angeles, Bldg. Auth. Rev. Bonds (CA Dept.
                   Gen Svcs.), Ser. A, MBIA, 5 5/8s, 5/1/11                    Aaa                23,521,525
     37,465,000  Los Angeles, Convention & Exhibition Ctr. Auth.
                   Lease COP, 9s, 12/1/20                                      Aaa                48,985,488
     19,300,000  Los Angeles, Convention & Exhibition Ctr. Auth.
                   Lease IFB, MBIA, 7.022s, 8/15/18
                   (acquired 9/15/94, cost $14,332,566) [DBL. DAGGER]          Aaa                19,734,250
                 Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds
      9,305,000    7 3/8s, 2/1/29                                              Aa                  9,721,864
     11,000,000    (Wtrwks), 7s, 2/15/22                                       Aa3                11,507,540
     51,200,000    (Electric Plant), Ser. Issue II, 6.8s, 6/1/31               Aa                 56,064,000
     38,205,000    (Electric Plant), Ser. Issue II, 6 3/4s, 12/15/29           Aa                 40,449,544
     25,000,000  Los Angeles, Harbor Dept. Rev. Bonds
                   7.6s, 10/1/18                                               AAA                32,031,250
                 Los Angeles, Metro. Trans. Auth. Sales Tax Rev.
                   Bonds, Ser. A
     15,715,000    AMBAC, 5 1/2s, 7/1/08                                       Aaa                16,991,844
     45,000,000    FGIC, 5s, 7/1/21                                            Aaa                43,481,250
     34,700,000  Los Angeles, Wastewtr. Syst. IFB, 9.036s, 6/1/19
                   (acquired 12/4/97, cost $34,083,081) [DBL. DAGGER]          Aaa                40,946,000
                 Los Angeles, Wastewtr. Syst. Rev. Bonds
     17,150,000    Ser. B, 7.15s, 6/1/20                                       AAA                18,586,313
     20,105,000    Ser. A, 7s, 2/1/20                                          Aaa                21,562,613
     50,000,000    Ser. 91-5, AMBAC, 6.519s, 6/1/21                            Aaa                52,812,500
      7,775,000  Los Angeles, Wtr Dept. & Pwr. Rev. Bonds
                   7.4s, 9/1/25                                                Aa3                 8,299,812
     20,000,000  Metropolitan Wtr. Dist. IFB
                   (Southern CA Wtrwks.), 7.503s, 8/10/18                      Aa2                23,500,000
                 Metropolitan Wtr. Dist. Rev Bonds
     22,600,000    (Southern CA Wtrwks.), 5.95s, 8/5/22                        Aa2                23,588,750
     10,000,000    Ser. A, 5 1/2s, 7/1/10                                      Aa2                10,712,500
     10,000,000    Ser. A., 5s, 7/1/37                                         Aa2                 9,600,000
     20,375,000    Ser. A., 5s, 7/1/30                                         AAA                19,738,281
     43,755,000    (Southern CA Wtrwks.), Ser. C, 5s, 7/1/27                   Aa                 42,387,656
     53,745,000    Ser. A., 5s, 7/1/26                                         Aa2                52,065,469
     15,000,000    (Southern CA Wtrwks.), Ser. B, MBIA,
                   4 3/4s, 7/1/21                                              Aaa                14,100,000
      8,275,000  Modesto, Dist. Fin. Auth. Rev. Bonds, Ser. A, MBIA,
                   5 3/4s, 10/1/10                                             Aaa                 8,988,719
        400,000  Moorpark, Multi-Fam. VRDN (LeClub Apartments),
                   Ser. A, 3.55s, 11/1/15                                      A-1+                  400,000
     16,600,000  Mount Diablo, Hosp. Dist. Rev. Bonds, Ser. A,
                   AMBAC, 5s, 12/1/13                                          Aaa                16,268,000
                 Northern CA Pwr. Agcy. Multi. Cap. Fac. IFB
      8,450,000    9.116s, 8/15/17                                             Aaa                10,140,000
      9,500,000    MBIA, 9.116s, 8/1/25                                        Aaa                11,400,000
     17,000,000  Northern CA Pwr. Agcy. Pub. Pwr. Rev. Bonds
                   (Hydro. Elec. Project No. 1), Ser. B-1, MBIA, 8s,
                   7/1/24                                                      AAA                17,180,200
                 Oakland, CA Bldg., Auth. Rev. Bonds, AMBAC,
      6,540,000    5 1/2s, 4/1/13                                              Aaa                 6,834,300
      6,295,000    5 1/2s, 4/1/12                                              Aaa                 6,601,881
      3,615,000  Oakland, VRDN (Cap. Equip.), 3.7s, 12/1/15
                   (National Westminister Bank (LOC))                          VMIG1/P             3,615,000
     14,800,000  Oakland, Redev. Agcy. Rev. Bonds, MBIA,
                   5.95s, 9/1/19                                               Aaa                15,632,500
                 Orange Cnty., COP, Ser. A, MBIA,
     14,520,000    6s, 7/1/26                                                  Aaa                15,736,050
     25,285,000    6s, 7/1/07                                                  Aaa                28,224,381
                 Orange Cnty., Apt. Dev. VRDN
      1,600,000    Ser. U, 3.4s, 11/1/09                                       VMIG1               1,600,000
        100,000    (Vintage Woods), Ser. E, 3.9s, 11/1/08                      VMIG1                 100,000
      2,100,000    (Park Ridge), Ser. I, 3.4s, 11/1/08                         VMIG1               2,100,000
      1,600,000    (Harbor Pointe), Ser. D, 3.4s, 12/1/06                      VMIG1               1,600,000
      1,290,000  Orange Cnty., Hsg. Auth. Dev. VRDN
                   (Village Niguel), Ser. AA, 3.45s, 12/1/08                   VMIG1               1,290,000
                 Orange Cnty., Local Trans. Auth. Rev. Bonds,
                   Ser. A, MBIA,
      5,000,000    5 1/2s, 2/15/09                                             Aaa                 5,381,250
      8,000,000    5 1/2s, 2/15/08                                             Aaa                 8,630,000
      7,845,000    5 1/2s, 2/15/07                                             Aaa                 8,443,181
                 Orange Cnty., Pub. Fac. Corp. COP
                   (Solid Waste Management)
     10,000,000    7 7/8s, 12/1/13                                             Baa                10,471,400
      4,180,000    7 7/8s, 12/1/07                                             Baa                 4,377,045
                 Orange Cnty., Sanitation Dist. VR COP
     19,660,000    (Nos. 1-3, 5-7, 11, 13 & 14), 4.6s, 8/1/15                  VMIG1              19,660,000
     19,950,000    (Nos. 1-2-3-6-7 & 11), Ser. C, FGIC, 1.7s, 8/1/17           VMIG1              19,950,000
                 Orange Cnty., Trans. Auth. Sales Tax
                   Rev. Bonds, Ser. A
     11,445,000    5.7s, 2/15/11                                               Aaa                12,517,969
     11,700,000    5.7s, 2/15/10                                               Aaa                12,811,500
     13,960,000    5.7s, 2/15/09                                               Aaa                15,268,750
      8,210,000    5.7s, 2/15/08                                               Aaa                 8,989,950
     16,830,000  Orange Cnty., Wtr. Dist. COP, Ser. A, 5s, 8/15/18             Aa                 16,367,175
     12,840,000  Oxnard, Redev. Agcy. Tax Alloc. Rev. Bonds
                   (Cent. City Revitalization), Ser. A, 6 1/2s, 9/1/16         BBB                13,578,300
     31,850,000  Palm Desert, Fin. Auth. Tax Alloc. IFB, MBIA,
                   8.655s, 4/1/22                                              Aaa                38,060,750
     24,855,000  Pasadena, Cap. Impt. IF COP, AMBAC, 3.43s, 2/1/14             Aaa                24,606,450
                 Pleasanton, Jt. Pwr. Fin. Auth. Rev. Bonds, Ser. B
      5,520,000    6 3/4s, 9/2/17                                              BBB-/P              5,899,500
      8,500,000    6.6s, 9/2/08                                                BBB-/P              9,063,125
      4,580,000    6 1/2s, 9/2/04                                              BBB-/P              4,957,850
      9,335,000    6 1/8s, 9/2/02                                              BBB-/P              9,801,750
     44,000,000  Rancho Cucamonga, Wtr. Dist. Fin. Auth.
                   Rev. Bonds, AMBAC, 6.427s, 8/17/21                          Aaa                48,015,000
      7,095,000  Rancho, Redev. Agcy. Tax Alloc. Rev. Bonds
                   (Rancho Redev.), MBIA, 6 3/4s, 9/1/20                       Aaa                 7,520,700
     10,400,000  Redding, Elec. Syst., MBIA, 10.018s, 7/8/22                   Aaa                13,962,000
      1,600,000  Riverside Cnty., Hsg. Auth. Multi-Fam. Rev. Bonds
                   VRDN (Mtn. View Apts.), Ser. A, 3.4s, 8/1/25
                   (Redlands Federal Savings & Loan (LOC))                     A-1+                1,600,000
     27,000,000  Sacramento, Muni. Util. Dist. Elec. IFB, FGIC,
                   8.422s, 8/15/18                                             Aaa                31,758,750
                 Sacramento, Muni. Util. Dist. Elec. Rev. Bonds
     34,835,000    Ser. V, 7 7/8s, 8/15/16                                     Aaa                36,063,282
     12,000,000    Ser. A, MBIA, 6 1/4s, 8/15/10                               Aaa                13,890,000
      2,000,000  San Bernardino Cnty., Multi-Fam. VRDN
                   (Woodview Apts.), Ser. I, 3.45s, 4/1/07                     VMIG1               2,000,000
      3,900,000  San Bernardino Cnty., Multi-Fam. Hsg. VRDN
                   4.05s, 11/1/05                                              VMIG1               3,900,000
     15,800,000  San Diego Cnty., COP, AMBAC, 5 1/4s, 9/1/06                   MIG2/P             16,669,000
     21,400,000  San Diego Cnty., IF COP, MBIA, 6.363s, 11/18/19               Aaa                22,844,500
                 San Diego Cnty., Wtr. Auth. COP, Ser. A
      5,000,000    5 3/4s, 5/1/11                                              Aa3                 5,487,500
      9,500,000    5 1/4s, 5/1/07                                              Aa3                10,058,125
                 San Diego Cnty., Wtr. Auth. IF COP
     28,350,000    Ser. B, MBIA, 9.269s, 4/21/11                               Aaa                37,173,938
     20,000,000    Ser. 91-B, MBIA, 8.67s, 4/8/21                              Aaa                25,900,000
                 San Diego, Hsg. Auth. VRDN
      1,500,000    (Flores), 3.45s, 6/1/05 (Swiss Bank (LOC))                  A-1+                1,500,000
      2,600,000    (Carmel Del Mar Apts.), Ser. A, 3.4s, 12/1/15               A-1+                2,600,000
     29,350,000  San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds
                   FGIC, 5s, 5/15/25                                           Aaa                28,359,438
      6,365,000  San Diego, Single Fam. Mtge. Rev. Bonds,
                   zero % 8/1/16                                               A3                  1,113,875
                 San Diego, Regl. Bldg. Auth. Lease COP
                   stepped-coupon, MBIA
     11,000,000    6.9s, (5.65s, 5/1/98), 5/1/23 ++                            Aaa                11,536,250
     14,100,000    6.85s, (5/65, 5/2/98), 5/1/13 ++                            Aaa                14,787,375
                 San Francisco, City & Cnty. G.O. Bonds, Ser. 1, FGIC
     32,300,000    5 3/4s, 6/15/07                                             Aaa                35,570,375
     30,470,000    5 3/4s, 6/15/06                                             Aaa                33,478,912
                 San Francisco, Rapid Transit Dist. Sales Tax
                   Rev. Bonds
     10,000,000    5 1/2s, 7/1/09                                              Aa3                10,850,000
     10,000,000    AMBAC, 5s, 7/1/28                                           Aaa                 9,700,000
      1,200,000  San Jacinto, U. School Dist. VR COP, 3.4s, 9/1/27             VMIG1               1,200,000
                 San Joaquin Hills, Trans. Corridor Agcy. Toll Road
                   Rev. Bonds
     34,125,000    5s, 1/1/33                                                  BBB-               31,992,188
     77,825,000    sr. lien, 6 3/4s, 1/1/32                                    BB+/P              87,747,688
     29,100,000  San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds
                   (Merged Area Redev), MBIA, 4 3/4s, 8/1/24                   Aaa                27,244,875
     40,000,000  San Mateo Cnty., Jt. Pwr. Fin. Auth. Rev. Bonds
                   FSA, 5 3/4s, 7/15/29                                        Aaa                42,000,000
     35,600,000  Santa Clara, Wtr. Dist. Rev. Bonds, FGIC,
                   5 3/4s, 2/1/15                                              Aaa                37,558,000
     45,200,000  South Orange Cnty., Pub. Fin. Auth. Rev. Bonds
                   FGIC, 5 1/2s, 8/15/15                                       Aaa                46,895,000
                 Southern CA Pub. Pwr. Auth. Rev. Bonds
     14,200,000    FGIC, 5.35s, 7/1/12                                         Aaa                14,679,250
     42,690,000    (Mead Adelanto), Ser. A, AMBAC, 4 7/8s, 7/1/20              Aaa                40,875,675
      1,800,000  Stockton, Multi-Fam. Hsg. VRDN
                   (Mariners Pointe Assoc.), Ser. A, 3.45s, 9/1/18             A-1+                1,800,000
                 Thousand Oaks, Cmnty. Fac. Dist. Special Tax
                   Rev. Bonds (No. 94-1)
     21,775,000    6 7/8s, 9/1/24                                              BB+/P              23,571,438
     33,515,000    zero %, 9/1/2014                                            BB+/P              12,107,294
     40,462,000  U. of CA Rev. Bonds (UCSD Med. Ctr. Satellite
                   Med. Fac.), 7.9s, 12/1/19
                   (acquired 2/28/89, cost $40,863,220) [DBL. DAGGER]          BBB/P              43,243,763
     59,400,000  U. of CA Hosp. IFB, 6.744s, 9/1/16                            Aaa                67,344,750
     10,195,000  U. of CA Hosp. Med. Center Rev. Bonds
                   AMBAC, 5.7s, 7/1/11                                         Aaa                10,985,112
      2,100,000  Upland, Multi-Fam. Hsg. Auth. VRDN
                   (Village Green), 3.8s, 9/1/10                               VMIG1               2,100,000
     10,000,000  Vallejo, COP (Marine World Foundation),
                   7.2s, 2/1/26                                                BB+/P              10,950,000
      5,200,000  Vallejo, Hsg. Auth. VRDN, 3.45s, 1/1/08                       VMIG1               5,200,000
     36,945,000  Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                       BB+/P              40,085,325
      2,600,000  Vista, Multi-Fam. Hsg. VRDN, 3.45s, 5/1/05
                   (Swiss Bank (LOC))                                          A-1+                2,600,000
                                                                                              --------------
                                                                                               3,622,396,844

Puerto Rico (1.4%)
------------------------------------------------------------------------------------------------------------
    $10,000,000  Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds
                   Ser. CC, 5 1/2s, 7/1/08                                     Baa1              $10,750,000
      7,000,000  Cmnwlth. of PR, Govt. Dev. Bank VRDN, 3 3/8s,
                   12/1/15                                                     VMIG1               7,000,000
      1,000,000  Cmnwlth. of PR, Hwy. & Trans. Auth. VRDN
                   Ser. X, 3 3/8s, 7/1/99                                      VMIG1               1,000,000
     10,000,000  Cnmwlth. of PR, Infrastructrure Fin. Auth. Rev.
                   Bonds, Ser. A, AMBAC, 5 1/2s, 7/1/08                        Aaa                10,887,500
                 Cnmwlth. of PR, Pub. Impt G.O. Bonds, FSA
      8,500,000    5 1/2s, 7/1/11                                              AAA                 9,254,375
      5,000,000    5 1/2s, 7/1/10                                              AAA                 5,425,000
      7,215,000    5 1/2s, 7/1/09                                              AAA                 7,819,251
                                                                                              --------------
                                                                                              $   52,136,126
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $3,334,138,703) ***                                  $3,674,532,970
------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $3,665,588,761.

**  The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
    March 31, 1998 for the securities listed.  Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at
    March 31, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

    The table below shows the percentage of the fund's investment on March 31, 1998 in securities assigned to various rating categories by Moody's and Standard & Poor's and in unrated securities determined by Putnam
    Management to be of comparable quality.

                                                Unrated securities
                    Rated securities          of comparable quality,
                   as a percentage of           as a percentage of
    Rating         fund's net assets            fund's net assets

    AAA/Aaa              56.5%                         0.2%
    AA/Aa                11.8                           -
    A/A                  11.4                           -
    BBB/Baa               7.8                          2.0
    BB/Ba                 -                            4.8
    B/B                   -                            0.3
    Caa/CCC               -                             -
    Ca/CC                 -                             -
    C                     -                             -
    D                     -                             -
    A-1/VMIGI             4.8                          0.1
    A-1/VMIG2             -                            0.5
                         ----                         ----
                         92.3%                         7.9%

*** The aggregate identified cost on a tax basis is $3,336,271,503, resulting in gross unrealized appreciation and depreciation of $341,126,074 and $2,864,607, respectively, or net unrealize appreciation of $338,261,467.

++  The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 1998 was $161,124,263 or 4.4% of net assets.

#   A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 1998.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    The rate shown on Floating Rate Bonds (FRB) are the current interest rates shown at March 31, 1998, which are subject to change based on the terms of the security.

    The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, VR COP's and VRDN's are the current interest rates at March 31,1998.

    The fund had the following industry group concentrations greater than 10% at March 31, 1998 (as a percentage of net assets):
      Water & Sewer          23.1%
      Utilities              12.9
      Transportation         12.6
      Healthcare             10.4

    The fund had the following insurance concentrations greater than 10% at  March 31, 1998 (as a percentage of net assets):
      MBIA                   21.1%
      AMBAC                  11.2


------------------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 1998 (Unaudited)

                                   Total                                       Unrealized
                                   Value           Value           Date       Appreciation
------------------------------------------------------------------------------------------
U.S. Treasury Bonds (short)      $286,435,500    $286,625,661     6/20/98        $190,161
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31, 1998 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $3,334,138,703) (Note 1)                                            $3,674,532,970
---------------------------------------------------------------------------------------------------
Cash                                                                                        953,202
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                           47,758,484
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    2,974,634
---------------------------------------------------------------------------------------------------
Total assets                                                                          3,726,219,290

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                              1,116,563
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     8,176,237
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         41,204,283
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                3,658,570
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              4,081,249
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  171,486
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                53,599
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  7,956
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    1,973,457
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      187,129
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        60,630,529
---------------------------------------------------------------------------------------------------
Net assets                                                                           $3,665,588,761

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $3,333,045,890
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              3,219,845
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                   (11,261,402)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              340,584,428
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $3,665,588,761

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,047,257,134 divided by 348,174,757 shares)                                                $8.75
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.75)*                                        $9.19
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($605,386,012 divided by 69,240,274 shares)**                                                 $8.74
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($12,945,615 divided by 1,480,519 shares)                                                     $8.74
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.74)***                                      $9.03
---------------------------------------------------------------------------------------------------
*   On single retail sales of less than $25,000.  On sales of $25,000 or more and on group sales, the offering price is reduced.

**  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended March 31, 1998 (Unaudited)

Tax exempt interest income:                                                           $106,431,234
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         8,229,536
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           1,793,497
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          27,506
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            15,691
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    3,076,932
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    2,499,526
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       33,438
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     28,925
--------------------------------------------------------------------------------------------------
Auditing                                                                                    37,302
--------------------------------------------------------------------------------------------------
Legal                                                                                       80,360
--------------------------------------------------------------------------------------------------
Postage                                                                                     70,117
--------------------------------------------------------------------------------------------------
Other                                                                                       79,586
--------------------------------------------------------------------------------------------------
Total expenses                                                                          15,972,416
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (311,631)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            15,660,785
--------------------------------------------------------------------------------------------------
Net investment income                                                                   90,770,449
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        32,004,587
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                        (16,558,489)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period                22,209,492
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                 37,655,590
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $128,426,039
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                           March 31       September 30
                                                                                               1998*              1997
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   $90,770,449       $187,384,459
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                         15,446,098         26,253,212
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               22,209,492         87,775,330
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    128,426,039        301,413,001
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                             (78,046,819)      (162,697,410)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                             (12,972,732)       (24,724,436)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                (318,487)          (591,240)
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                             (14,439,035)        (7,788,953)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (2,752,005)        (1,298,602)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (60,933)           (27,148)
----------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                       (29,249,300)       (98,622,941)
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                  (9,413,272)         5,662,271

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   3,675,002,033      3,669,339,762
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed
net investment income of $3,219,845 and
$3,787,434, respectively)                                                            $3,665,588,761     $3,675,002,033
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       March 31
operating performance         (Unaudited)                            Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $8.71            $8.46            $8.37            $8.09            $8.92            $8.39
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .22              .44              .47              .48              .50              .53
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .08              .28              .09              .31             (.81)             .57
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .30              .72              .56              .79             (.31)            1.10
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.22)            (.45)            (.47)            (.48)**          (.50)            (.53)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      (.04)            (.02)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                   --               --               --             (.03)            (.02)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.26)            (.47)            (.47)            (.51)            (.52)            (.57)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.75            $8.71            $8.46            $8.37            $8.09            $8.92
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           3.51*            8.71             6.81            10.07            (3.53)           13.63
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $3,047,257       $3,087,795       $3,149,797       $3,168,277       $3,260,769       $3,600,182
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .38*             .74              .74              .74              .68              .69
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.51*            5.20             5.60             5.86             5.86             6.16
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             18.58*           23.51            29.47            47.73            21.06            22.95
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ** Distributions in excess of net investment income amounted to less than $0.01 per share for each class.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended                                                                       For the period
Per-share                       March 31                                                                         Jan. 4, 1993+
operating performance         (Unaudited)                            Year ended September 30                      to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $8.70            $8.45            $8.37            $8.08            $8.91            $8.37
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .19              .39              .42              .42              .45              .32
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .08              .27              .07              .32             (.81)             .55
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .27              .66              .49              .74             (.36)             .87
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.19)            (.39)            (.41)            (.42)**          (.45)            (.33)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      (.04)            (.02)              --               --             (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                   --               --               --             (.03)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.23)            (.41)            (.41)            (.45)            (.47)            (.33)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.74            $8.70            $8.45            $8.37            $8.08            $8.91
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           3.18*            8.02             5.99             9.47            (4.15)           10.51*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $605,386         $573,309         $510,394         $416,367         $349,609         $209,657
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .71*            1.39             1.39             1.39             1.32             1.00*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.18*            4.54             4.94             5.17             5.16             3.68*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             18.58*           23.51            29.47            47.73            21.06            22.95
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ** Distributions in excess of net investment income amounted to less than $0.01 per share for each class.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                         March 31                                      Feb. 14, 1995+
operating performance                                           (Unaudited)           Year ended September 30     to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $8.70            $8.45            $8.36            $8.13
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .21              .42              .45              .29
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .08              .27              .08              .24
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .29              .69              .53              .53
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.21)            (.42)            (.44)            (.30)**
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                        (.04)            (.02)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                     --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.25)            (.44)            (.44)            (.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $8.74            $8.70            $8.45            $8.36
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             3.36*            8.39             6.48             6.56*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $12,946          $13,898           $9,149           $4,108
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .53*            1.04             1.04              .69*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             2.36*            4.92             5.24             3.52*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               18.58*           23.51            29.47            47.73
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ** Distributions in excess of net investment income amounted to less than $0.01 per share for each class.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
March 31, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam California Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and California personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term California tax exempt securities.

The fund offers class A, class B, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains on losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended March 31, 1998, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds and payment in kind bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended March 31, 1998, fund expenses were reduced by $311,631 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,030 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85%, and 0.50% of the average net assets attributable to class A, class B, and class M shares respectively.

For the six months ended March 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $116,274 and $1,763 from the sale of class A and class M shares, respectively and $484,884 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended March 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $39,984 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended March 31, 1998, purchases and sales of investment securities other than short-term municipal investments aggregated $673,432,118 and $776,480,886, respectively. Purchases and sales of short-term municipal obligations aggregated $513,865,000 and $438,900,000, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At March 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended
                                          March 31, 1998
------------------------------------------------------------
Class A                            Shares           Amount
------------------------------------------------------------
Shares sold                      11,060,336      $96,829,881
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     5,312,912       46,573,700
------------------------------------------------------------
                                 16,373,248      143,403,581

Shares
repurchased                     (22,909,915)    (200,673,630)
------------------------------------------------------------
Net decrease                     (6,536,667)    $(57,270,049)
------------------------------------------------------------

                                          Year ended
                                      September 30, 1997
------------------------------------------------------------
Class A                            Shares           Amount
------------------------------------------------------------
Shares sold                      48,492,660     $413,297,883
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     9,686,673       82,813,805
------------------------------------------------------------
                                 58,179,333      496,111,688

Shares
repurchased                     (75,728,580)    (646,361,357)
------------------------------------------------------------
Net decrease                    (17,549,247)   $(150,249,669)
------------------------------------------------------------

                                       Six months ended
                                        March 31, 1998
------------------------------------------------------------
Class B                            Shares           Amount
------------------------------------------------------------
Shares sold                       6,357,648      $55,665,375
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,021,938        8,948,791
------------------------------------------------------------
                                  7,379,586       64,614,166

Shares
repurchased                      (4,064,187)     (35,572,967)
------------------------------------------------------------
Net increase                      3,315,399      $29,041,199
------------------------------------------------------------

                                            Year ended
                                        September 30, 1997
------------------------------------------------------------
Class B                            Shares           Amount
------------------------------------------------------------
Shares sold                      12,689,684     $108,106,716
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,666,892       14,238,614
------------------------------------------------------------
                                 14,356,576      122,345,330

Shares
repurchased                      (8,812,073)     (75,125,179)
------------------------------------------------------------
Net increase                      5,544,503      $47,220,151
------------------------------------------------------------

                                        Six months ended
                                         March 31, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         235,345       $2,061,644
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        32,561          285,130
------------------------------------------------------------
                                    267,906        2,346,774

Shares
repurchased                        (385,372)      (3,367,224)
------------------------------------------------------------
Net decrease                       (117,466)     $(1,020,450)
------------------------------------------------------------

                                          Year ended
                                     September 30, 1997
------------------------------------------------------------
Class M                             Shares           Amount
------------------------------------------------------------
Shares sold                         839,662       $7,166,156
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        48,343          413,194
------------------------------------------------------------
                                    888,005        7,579,350

Shares
repurchased                        (372,169)      (3,172,773)
------------------------------------------------------------
Net increase                        515,836       $4,406,577
------------------------------------------------------------



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Strategic Income Fund *

High Quality Bond Fund +

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

+ Formerly Putnam Federal Income Trust

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.

Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

William J. Curtin
Vice President

Blake E. Anderson
Vice President

William H. Reeves
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

SA045 42040 027/337/677      5/98